Exhibit 99.1

SUPER LEAGUE GAMING REPORTS THIRD QUARTER 2019 RESULTS

Santa Monica, Calif. - (November 13, 2019) - Super League Gaming (Super League or the Company) (NASDAQ: SLGG), a leader in bringing live and digital esports entertainment and experiences directly to everyday gamers around the world, reported recent operational developments and financial results for the third quarter ended September 30, 2019.

Recent Operational Developments
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Expanded our partnership with ggCircuit, a B2B software provider for over 600 gaming centers around the world, to roll out new programming and launch Super League Prime, a monthly subscription service initially offered to ggCircuit’s global customer base of 1.6MM registered players and 200,000 monthly active users.
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Launched a series of global competitive Fortnite tournaments at ggCircuit-powered gaming centers with a total sponsored prize pool of $130,000. This is the first program stemming from Super League’s expanded partnership with ggCircuit.
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Announced a partnership with Tencent to bring PUBG MOBILE content and experiences to gamers across the U.S. PUBG MOBILE is one of the top mobile games in the world with more than 400 million downloads and 50 million daily users.
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Celebrated the first Super League player to earn a full-time contract with a professional team as 17-year old Blaze Elmore was signed by Team Dignitas.

Management Commentary
“In the third quarter, Super League continued to gain momentum in our evolution as a lifestyle and media company focusing on capturing, generating, aggregating and distributing gaming content across the genre of all things esports,” said Ann Hand, CEO of Super League. “Our third quarter revenues more than doubled, as we have broadened the base of revenue sources by significantly expanding the size of our audience.

“We continue to be on track to meet or exceed our full-year targets for all of the key performance indicators we outlined at the start of the year. Through October, we have already achieved our full-year target for number of game titles and pushed more than 12 million hours of gameplay through our platform which is more than six times that of 2018. As of today, our venue network has grown to over 500 venues which is a 10x improvement over prior year and most notably, with 900,000 registered users and 96 million views year to date, we are gaining critical mass and seeing the beginnings of a network effect.

“Super League remains at the epicenter of esports, connecting fans, game publishers, retail venue partners, sponsors, professional teams, advertisers and social media companies. As we grow the number of ways that fans of competitive gaming can enjoy physical and digital experiences, as well as broaden the audiences for our social content and elite amateur esports broadcasts, we are confident that we can drive significant revenue and shareholder value.”

Third Quarter 2019 Financial Results
Revenues in the third quarter of 2019 increased 129% to $350,000 compared to $153,000 in the comparable prior year quarter. The increase was primarily driven by an increase in the Company’s platform-as-a-service and brand & media sponsorship revenues.

Third quarter 2019 cost of revenue increased 174% to $192,000 compared to $70,000 in the comparable prior year quarter due primarily to the increase in related revenues. However, on a year to date basis, cost of revenues remained relatively flat compared to the 28% increase in related revenues due to operational efficiencies resulting in lower direct costs for Super League’s physical and digital experiences during 2019.

Total operating expenses in the third quarter of 2019 increased to $4.6 million compared to $3.6 million in the comparable prior year quarter. The increase was primarily due to a net increase in engineering headcount to support the Company’s technology platform development, and an increase in technology platform infrastructure costs, insurance and other corporate expenses.

On a GAAP-basis, net loss in the third quarter of 2019 was $4.4 million or $(0.52) per share, compared to a net loss of $5.0 million or $(1.09) per share in the comparable prior year quarter. Non-cash charges in the third quarter of 2019 included $0.74 million in stock-based compensation expenses.

Proforma net loss for the third quarter of 2019 was $3.7 million compared to $2.6 million in the comparable prior year quarter. As noted above, the change was primarily due to an increase in headcount, and technology platform and corporate insurance expenses.

At September 30, 2019, the Company’s cash position totaled $12.6 million with no debt outstanding as of September 30, 2019.

Conference Call
The Company will hold a conference call today at 5:00 p.m. Eastern time to discuss its third quarter 2019 results and provide a business update.

Date: Wednesday, November 13, 2019
Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)
Toll-free dial-in number: (866) 987-6716
International dial-in number: (630) 652-5945
Conference ID: 1769442

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at www.SuperLeague.com.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through November 20, 2019.

Toll-free replay number: (855) 859-2056
International replay number: (404) 537-3406
Replay ID: 1769442

About Super League Gaming
Super League Gaming, Inc. (Nasdaq CM: SLGG) is a leader in bringing live and digital esports entertainment and experiences to the more than two billion everyday gamers around the world. The company specializes in delivering thousands of live competitive and social gaming events annually, including national city-vs-city amateur esports leagues featuring multiple top-tier game titles. Events take place in high-profile venues such as Topgolf, Cinemark Theaters and popular independent fast-casual restaurants, as well as within more than 600 gaming centers around the world where Super League also is the primary consumer-facing brand on player PCs. Complementing and supporting its live experiences, Super League produces live streaming and video-on-demand content on superleague.com and major distribution platforms including YouTube, Twitch and Instagram, collectively reaching millions of unique players every month. Highlighted by an avid community of Minecraft players on Minehut, a mainstream audience of engaged gamers on Framerate’s social channels, and an always-on grassroots presence in gaming centers, Super League is building one of the industry’s most unique physical-to-digital communities, unified through the positivity of gaming and the love of play.

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about our possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, our ability to implement our plans, forecasts and other expectations with respect our business; our ability to realize the anticipated benefits of events that took place during the quarter ended September 30, 2019, including the possibility that the expected benefits will not be realized or will not be realized within the expected time period; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change; increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally. Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our prospectus dated February 25, 2019, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and other filings that we make from time to time with the Securities and Exchange Commission which are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Information About Non-GAAP Financial Measures
As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our condensed financial statements included in our Quarterly Report on Form 10-Q for the period ended September 30, 2019, which financial statements were prepared and presented in accordance with GAAP, this earnings release includes proforma net loss, a financial measure that is considered a non-GAAP financial measure as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use proforma net loss, proforma earnings per share (EPS) and other non-GAAP financial measures for internal financial and operational decision-making purposes and to evaluate period-to-period comparisons of the performance and results of operations of our business. Our management believes these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our business by excluding non-cash stock compensation charges, non-cash interest charges on convertible debt, and non-cash prepaid in-kind advertising charges that may not be indicative of our recurring core business operating results. These non-GAAP financial measures also facilitate management’s internal planning and comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and are used by our institutional investors and the analyst community to help them analyze the performance and operational results of our core business.

Proforma Net Loss and EPS. We define Proforma Net Loss as net loss calculated in accordance with GAAP, but excluding non-cash stock compensation charges, non-cash interest charges on convertible debt (including accrued periodic interest, periodic or accelerated amortization of debt discount charges and charges related to convertible debt related beneficial conversion features), and non-cash prepaid in-kind advertising charges. Proforma EPS is defined as Proforma net income divided by the weighted average outstanding shares, on a fully diluted basis, calculated in accordance with GAAP, for the respective reporting period.

Due to the inherent volatility in stock prices, the use of estimates and assumptions in connection with the valuation and expensing of share-based awards and the variety of award types that companies can issue under FASB ASC Topic 718, management believes that providing a non-GAAP financial measure that excludes non-cash stock compensation allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies period to period, as well as providing our management with a critical tool for financial and operational decision making and for evaluating our own period-to-period recurring core business operating results.

Non-cash interest charges related to convertible debt outstanding, if any, including accrued periodic interest, periodic or accelerated amortization of debt discount charges and charges related to convertible debt related beneficial conversion features, primarily reflects the attribution of value to common stock purchase warrants and the beneficial conversion feature embedded in the convertible debt instruments, and the expensing of these amounts on a straight-line basis over the term of the convertible debt as additional interest cost related to the debt. These non-cash amounts are reflected in other expense and are not expenses associated with our core business operations. Management believes that providing a non-GAAP financial measure that excludes non-cash interest charges allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies period to period, as well as providing our management with a critical tool for financial and operational decision making and for evaluating our own period-to-period recurring core business operating results.

There are several limitations related to the use of proforma net loss and EPS versus net loss EPS calculated in accordance with GAAP. For example, non-GAAP net loss excludes the impact of significant non-cash stock compensation and debt related interest charges that are or may be recurring, and that may or will continue to be recurring for the foreseeable future. In addition, non-cash stock compensation is a critical component of our employee compensation and retention programs and the cost associated with common stock purchase warrants and beneficial conversion features embedded in convertible debt outstanding is a critical component of the cost of debt financings. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net loss and evaluating non-GAAP net loss in conjunction with net loss and EPS calculated in accordance with GAAP.

The accompanying table below titled “Reconciliation of GAAP to Non-GAAP Financial Information” provides a reconciliation of the non-GAAP financial measures presented to the most directly comparable financial measures prepared in accordance with GAAP.

Investor Relations:
Sean McGowan and Cody Slach
Gateway Investor Relations
(949) 574-3860
SLG@GatewayIR.com

Media Contact:
Ann Kaiser
(212) 918-2029
ann@high10media.com

SUPER LEAGUE GAMING, INC.
CONDENSED BALANCE SHEETS
(Unaudited)

Balance At September 30, 2019	Balance At December 31, 2018
Assets		
Cash	$ 12,586,000	$ 2,774,000
Accounts receivable	332,000	488,000
Prepaid expenses and other current assets	1,146,000	487,000
Total current assets	14,064,000	3,749,000
Property and Equipment, net	257,000	531,000
Intangible and Other Assets, net	1,887,000	707,000
Goodwill	2,565,000	-
Total assets	**$ 18,773,000**	**$ 4,987,000**
Liabilities		
Accounts payable and accrued expenses	$ 1,454,000	$ 813,000
Deferred Revenue	113,000	45,000
Convertible Debt, net	-	10,923,000
Total liabilities	**1,567,000**	**11,781,000**
Stockholders' Equity		
Common Stock	18,000	14,000
Additional paid-in capital	98,312,000	48,325,000
Accumulated deficit	(81,124,000)	(55,133,000)
Total stockholders' equity	**17,206,000**	**(6,794,000)**
Total liabilities and stockholders' equity	**$ 18,773,000**	**$ 4,987,000**

SUPER LEAGUE GAMING, INC.
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

SUPER LEAGUE GAMING, INC.
Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

SUPER LEAGUE GAMING, INC.
CONDENSED STATEMENT OF CASH FLOWS
(Unaudited)